SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [      ]

Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement
[ X ]		Definitive Additional Materials
[	]	Soliciting Material Under Rule 14a-12
SUNSET FINANCIAL RESOURCES, INC.
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC

WESTERN INVESTMENT HEDGED PARTNERS LP

WESTERN INVESTMENT INSTITUTIONAL PARTNERS LLC

WESTERN INVESTMENT ACTIVISM PARTNERS LLC

ARTHUR D. LIPSON

MATTHEW S. CROUSE

JAMES S. SCHALLHEIM

D. JAMES DARAS

MARSHALL W. COBURN

GERALD HELLERMAN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Western Investment LLC (“WILLC”), together with the other participants named herein, is filing materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with the solicitation of proxies against the proposed merger involving Sunset Financial Resources, Inc. (the “Company”) and Alesco Financial Trust and related proposals (collectively, the “Merger Proposals”) to be submitted to a vote of the stockholders of the Company at a special meeting of stockholders scheduled to be held on October 6, 2006 (the “Special Meeting”).

Item 1: Presentation by Arthur D. Lipson, the managing member of WILLC, to Institutional Shareholder Services on September 20, 2006:

Western Investment Hedged
Partners LP

Solicitation in Opposition to Merger

of

Sunset Financial Resources, Inc.

with

Alesco Financial Trust

Western Investment Group

Owns 9.7% of SFO.

Soliciting GREEN proxies:

AGAINST the Merger.

AGAINST the LTIP.

AGAINST adjournment.

The Alesco Merger – A Bad Deal

Does not maximize value for SFO.

Overvalues Alesco – Undervalues SFO.

Management severance windfalls.

Minimal management share ownership.

Wrong point in business cycle.

Interim management agreement changes
fundamental investment strategy without
shareholder approval.

The Proposed Merger

1.29 Sunset shares for each Alesco share.

Failure to reduce Peerless loan has cut
payouts to SFO holders in the SFO tender
offer.

Sunset book value per share $10.42*.

Alesco book value per share $9.40*.

Implied premium, based on book values, is
43%.

What are Sunset holders getting?

Minority ownership: 42% of the resulting entity (and
only 34% if the self-tender is fully subscribed).

Reduced book value: $7.77.

Paltry $.50 dividend

Share buyback at $8.53 – Substantially less than book.

Buyback:

Only covers 25% of shares.

Benefits Alesco holders more than SFO.

Substantial merger expenses.

New external management with conflicts of interest.

Dependence on additional financing for growth.

Risky new investment strategy.

SFO’s Stated Investment Strategy

Sunset Financial Resources is a self managed Real Estate Investment Trust (REIT). The company seeks to deliver attractive dividend income and steady growth for its shareholders through the acquisition of high credit quality mortgage assets. Capitalizing on its network of originators and REIT tax structure, Sunset Financial
Resources is an efficient provider of specialized mortgage loan products for borrowers with excellent credit.

Business Strategy . . . .

Our objective is to generate an income return for our shareholders that compares favorably to other income investment alternatives in terms of both risk and consistency while providing long-term growth potential. Similar to other financial institutions, we generate profits from the interest spread between the interest income earned on the assets in our portfolio and our financing costs. With a focus on adjustable rate assets and the pursuit of a matched funding strategy, we're positioned to effectively manage our portfolio through a variety of interest rate environments and provide our shareholders with sustainable and consistent earnings and dividends over time.

Competitive Strengths . . . .

Certain underlying fundamentals are essential to our on-going. Together these elements distinguish us from other long-term holders of adjustable rate assets such as Fannie Mae, Freddie Mac, banks, thrifts, and other mortgage
REITs.

High Credit Quality Portfolio. We maintain high asset quality standards to minimize credit and financing risk and to maximize our access to low cost capital.

Matched Funding Strategy. Interest rate changes affect our cost of funds as well as mortgage loan prepayment activity. To counter the effect of interest rate changes on our borrowing costs, we closely match the repricing of our borrowings with the repricing of our assets. We also pursue hybrid ARM assets, which have an initial fixed rate period, in order to reduce our exposure to prepayments.

Operating Efficiencies. We outsource our back office functions to high quality, third-party vendors. Another cost advantage is our REIT tax structure. By distributing substantially all of our income in the form of dividends, we are exempt from paying corporate tax.

Failure to Respond to Stockholder Concerns

Western Investment Action:  On August 27, 2005, Western Investment LLC (“WILLC”) sent a letter to
Sunset expressing its concerns about recent developments with the Company, including the resignation of
Ernst & Young LLP as the Company’s independent auditors.  WILLC stated its belief that it was in the best interest of Sunset and its stockholders to reconstitute the Sunset Board by electing a majority of new directors.  The letter requested that Sunset voluntarily call a special meeting of stockholders.

Sunset Response:  After discussions with Art Lipson, WILLC’s managing member, the Sunset Board did not call a special meeting.  Instead, on August 31, 2005, the Sunset Board amended Sunset’s bylaws, making it harder for stockholders to call a special meeting by increasing the percentage of the outstanding shares required to call a special meeting from 25% to 50%.

Western Investment Action:  On September 22, 2005, WILLC sent a letter to the members of the Sunset
Board requesting that the Sunset Board consult with Sunset’s principal stockholders with respect to one remaining vacancy on the Sunset Board and that the Sunset Board appoint a stockholder representative to fill the vacancy.

Sunset Response:  The Sunset Board did not respond to WILLC’s request and, effective September 26,
2005, appointed Charles W. Wolcott to fill the vacancy.

Western Investment Action:  On October 3, 2005, WILLC filed a preliminary consent solicitation statement with the Securities and Exchange Commission in connection with the solicitation of written consents to call a special meeting of Sunset’s stockholders.  The contemplated purpose for the special meeting to be called included the removal of the existing Sunset Board and election of WILLC’s nominees.

Sunset Response:  On and effective October 5, 2005, the Sunset Board adopted further amendments to the
Sunset bylaws, implementing complex procedures governing stockholder-requested special meetings and advance notice of stockholder nominees for directors.  Also on October 5, 2005, the Sunset Board appointed
Charles D. Van Sickle to fill a vacancy on the board created by the resignation of Sunset’s former Chief
Executive Officer.  Mr. Van Sickle, a supposedly “independent” director who serves on the audit and nominating and corporate governance committees and is chairman of the compensation committee, served with George Deehan, who had been appointed Sunset’s Chief Executive Officer two days earlier, on the board of directors of Paragon Financial Corporation, including during Mr. Deehan’s tenure as chief executive officer of that company.

There is an Alternative

2006 Annual Meeting is long overdue.

Current Board has failed to respond to
stockholder concerns.

Western intends to propose a slate of director
nominees.

Possible change in portfolio management.

Preliminary discussions with Mike Tokarz.

Chairman and Portfolio Manager of MVC
Capital.

Chairman of Tokarz Group.

Former General Partner of KKR.

Spread (bps)
1000
900
800
700
600
500
400
300
Average = 521 bps
Aug-88
Feb-89
Aug-89
Feb-90
Aug-90
Feb-91
Aug-91
Feb-92
Aug-92
Feb-93
Aug-93
Feb-94
Aug-94
Feb-95
Aug-95
Feb-96
Aug-96
Feb-97
Aug-97
Feb-98
Aug-98
Feb-99
Aug-99
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06

Merrill Lynch High Yield B Index,
Yield Spread vs. 10-year Treasuries

2500
2250
2000
1750
1500
1250
1000
750
500
Spread (bps)
Average = 1122 bps
Aug-88
Feb-89
Aug-89
Feb-90
Aug-90
Feb-91
Aug-91
Feb-92
Aug-92
Feb-93
Aug-93
Feb-94
Aug-94
Feb-95
Aug-95
Feb-96
Aug-96
Feb-97
Aug-97
Feb-98
Aug-98
Feb-99
Aug-99
Feb-00
Aug-00
Feb-01
Aug-01
Feb-02
Aug-02
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06

Merrill Lynch High Yield CCC Index,
Yield Spread vs. 10-year Treasuries

Exhibit 1: Actual minus Estimated Spread, Ex-Dummy Since April 2003
Merrill Lynch High Yield Master Index versus Ten-Year Treasuries
1985 - August 2006

300
250
200
150
100
50
0
-50
-100
-150
-200
-250
-300
Basis Points
Spread widening following Long Term Capital crisis
Currently in a period of overvaluation
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
ACT. - EST.
EX DUMMY
Undervalued
Fairly Valued
Overvalued

Source: Merrill Lynch

2.50
2.20
1.90
1.60
1.30
1.00
0.70
2.52
1.66
1.75
0.81
1.27
1.24
1.35
1.30
2003 Average: 1.49
2006 Average: 0.94
NLY
RWT
CMO
DX
SFO
MFA
LUM
HCM
ANH

2003 Sunset Price/Book Comps:
Pre-IPO Price/Book Multiples vs. 2006 Average

1.7
1.5
1.3
1.1
0.9
0.7
12/31/2003 Average: 1.49
Board induces investors to buy in 2004
Board proposes sale of company in 2006
5/9/2006 Average: 0.94
1.29
1.24
0.90
0.87
0.86
0.83
0.83
0.80
0.76
NLY
RWT
CMO
DX
SFO
MFA
LUM
HCM
ANH

Buy High and Sell Low?
2006 Price/Book Multiples vs. Pre-IPO Average

Selected REITs - Price to Book

0.69

0.72

0.60

0.42

1.00

P/B

8.25

12.50

4.13

6.50

Price

Bloomberg

11.40

20.88

9.76

6.47

BV

10K

TMA

RWT

IMH

CMO

12/31/1999

0.67

0.67

0.69

0.51

0.81

P/B

7.63

14.00

4.56

6.40

Price

Bloomberg

11.45

20.27

9.02

7.88

BV

10K

TMA

RWT

IMH

CMO

12/31/1998

2.06

1.50

2.23

1.29

3.23

P/B

21.5

46.75

18.08

38.32

Price

Bloomberg

14.32

20.97

14.04

11.85

BV

10K

Average

TMA

RWT

IMH

CMO

6/30/1997

GRAB
Equity TRA
TOTAL RETURN ANALYSIS
MVC US
MVC CAPITAL INC
PER D Daily
CURR USD
SHARES DATE PRICE
BUY 1000 11/ 4/03 @ 7.98
REVIEW 9/15/06 @ 13.39
--- Hit 1 <GO> for divd/split data ---
COMMISSIONS
TYPE 1) % 2) amt/shr 3) flat amt
COMMISSION RATE/AMT
TOTAL COMMISSION
SECURITY PRICE (USD)
TOTAL RETURN REINV DIVS
16
14
12
10
8
6
28NOV03 30APR04 30SEP 28FEB05 29JUL 30DEC 31MAY06
RETURNS
HOLDING PERIOD
ANNUAL EQUIVALENT
SIMPLE PRICE APPRECIATION 67.7945 % 19.7942 %
REINVEST G Gross DVD IN SECURITY 79.1017 % 22.5515 %
REINVEST AT 4.9530 % 77.2101 % 22.0983 %
DIVS REINVESTED IN SECURITY
TOTAL DIVIDENDS 720.00
ADDL SHARES PURCH 67.39
CAPITAL GAIN/LOSS 5410.00
TOTAL GAIN/LOSS 6312.32
DIVS REINVESTED AT 4.9530 %
TOTAL DIVIDENDS 720.00
REINVESTMENT INCOME 31.37
CAPITAL GAIN/LOSS 5410.00
TOTAL GAIN/LOSS 6161.37
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 920410
Hong Kong 852 2977 6000 Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2006 Bloomberg L.P.
G407-898-0 15-Sep-06 21:30:52

Ratio of MVC Stock Price to NAV per share

20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
Discount / Premium to NAV
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Jan-04
Apr-04
Jul-04
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
New Board of Directors Elected
Michael Tokarz announced as the potential candidate for Portfolio Manager
Tokarz elected to Board
Tokarz assumes role as Chairman & Portfolio Manager

Note: Financial data above is unaudited. *Source: Company Data*

Past performance does not guarantee future results. Our share value may fluctuate.

10

MVC | CAPITAL

CERTAIN INFORMATION CONCERNING PARTICIPANTS

WILLC, together with the other Participants (as defined below) named herein (collectively, the “Western Group”), has made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying proxy card to be used to solicit votes against the Merger Proposals at the Special Meeting.

THE WESTERN GROUP STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS RELATING TO THE SPECIAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY MATERIALS, WITHOUT CHARGE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, INNISFREE M&A INCORPORATED, AT ITS TOLL-FREE NUMBER: (888) 750-5834.

The participants in the solicitation are Western Investment LLC, Western Investment Hedged Partners LP, Western Investment Institutional Partners LLC, Western Investment Activism Partners LLC, Arthur D. Lipson, Matthew S. Crouse, James S. Schallheim, D. James Daras, Marshall W. Coburn and Gerald Hellerman (collectively, the “Participants”). Information regarding the Participants and their direct or indirect interests is available in their Schedule 13D initially filed with the Securities and Exchange Commission on March 17, 2005, as subsequently amended on March 29, 2005, May 6, 2005, August 29, 2005, September 23, 2005, October 4, 2005, November 1, 2005, December 5, 2005, December 13, 2005, May 3, 2006, June 20, 2006 and July 7, 2006.